UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-02719

DWS Strategic Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  APRIL 30, 2010

Semiannual Report to Shareholders

DWS Strategic Government Securities Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

10 Investment Portfolio

19 Financial Statements

23 Financial Highlights

28 Notes to Financial Statements

41 Summary of Management Fee Evaluation by Independent Fee Consultant

46 Account Management Resources

47 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. As part of the global alpha strategy, the fund may use derivatives. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2010

Average Annual Total Returns as of 4/30/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	3.16%	8.30%	6.74%	5.50%	5.79%
Class B	2.82%	7.46%	5.85%	4.58%	4.86%
Class C	2.75%	7.44%	5.89%	4.68%	4.95%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	0.32%	5.32%	5.75%	4.91%	5.50%
Class B (max 4.00% CDSC)	-1.18%	4.46%	5.25%	4.41%	4.86%
Class C (max 1.00% CDSC)	1.75%	7.44%	5.89%	4.68%	4.95%
No Sales Charges						Life of Class S*
Class S	3.25%	8.48%	6.93%	N/A	N/A	5.88%
Institutional Class	3.28%	8.55%	6.95%	5.72%	6.02%	N/A
Barclays Capital GNMA Index+	2.32%	5.60%	6.95%	5.91%	6.37%	6.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 0.81%, 1.77%, 1.59%, 0.64% and 0.57% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Government Securities Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 4/30/10	$ 8.81	$ 8.80	$ 8.82	$ 8.81	$ 8.80
10/31/09	$ 8.79	$ 8.79	$ 8.81	$ 8.80	$ 8.79
Distribution Information: Six Months as of 4/30/10: Income Dividends	$ .19	$ .15	$ .15	$ .19	$ .20
April Income Dividend	$ .0312	$ .0248	$ .0256	$ .0324	$ .0329
Capital Gain Distributions	$ .08	$ .08	$ .08	$ .08	$ .08
SEC 30-day Yield as of 4/30/10++	3.52%	2.69%	2.84%	3.77%	3.85%
Current Annualized Distribution Rate as of 4/30/10++	4.25%	3.38%	3.48%	4.41%	4.49%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.67% for Class B shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.36% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — GNMA Funds Category as of 4/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	13	of	66	20
3-Year	23	of	56	41
5-Year	25	of	55	45
10-Year	21	of	41	50
Class B 1-Year	16	of	66	24
3-Year	48	of	56	85
5-Year	49	of	55	88
10-Year	40	of	41	96
Class C 1-Year	17	of	66	26
3-Year	46	of	56	81
5-Year	46	of	55	83
10-Year	39	of	41	93
Class S 1-Year	12	of	66	18
3-Year	18	of	56	32
Institutional Class 1-Year	11	of	66	17
3-Year	17	of	56	30
5-Year	19	of	55	34
10-Year	13	of	41	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2009 to April 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,031.60	$ 1,028.20	$ 1,027.50	$ 1,032.50	$ 1,032.80
Expenses Paid per $1,000*	$ 4.03	$ 8.55	$ 7.89	$ 3.17	$ 2.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,020.83	$ 1,016.36	$ 1,017.01	$ 1,021.67	$ 1,022.07
Expenses Paid per $1,000*	$ 4.01	$ 8.50	$ 7.85	$ 3.16	$ 2.76
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.80%	1.70%	1.57%	.63%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/10	10/31/09

Mortgage-Backed Securities Pass-Throughs	73%	70%
Collateralized Mortgage Obligations	14%	12%
Government & Agency Obligations	9%	14%
Cash Equivalents	4%	4%
	100%	100%
Coupons*	4/30/10	10/31/09

Less than 4.5%	5%	18%
4.5%-5.49%	38%	25%
5.5%-6.49%	44%	42%
6.5%-7.49%	8%	9%
7.5% and Greater	5%	6%
	100%	100%
Credit Quality	4/30/10	10/31/09

US Government and Agencies	99%	93%
AAA**	1%	7%
	100%	100%
Interest Rate Sensitivity	4/30/10	10/31/09

Effective Maturity	7.2 years	5.0 years
Effective Duration	4.9 years	3.7 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations
** Includes Cash Equivalents

Asset allocation, coupons, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2010 (Unaudited)

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 83.0%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	13,073	13,809
6.5%, 7/1/2035	1,363,133	1,457,381
7.0%, with various maturities from 6/1/2032 until 10/1/2038	1,366,198	1,506,301
8.0%, with various maturities from 2/1/2017 until 7/1/2030	12,813	13,966
8.5%, with various maturities from 12/1/2016 until 7/1/2030	6,653	7,348
Federal National Mortgage Association:
4.5%, 9/1/2038 (a)	25,000,000	25,195,312
5.0%, with various maturities from 1/1/2034 until 1/1/2038 (a)	93,374,937	97,067,131
5.5%, 5/1/2025	1,545,170	1,640,717
6.0%, 8/1/2035	1,136,188	1,191,754
8.0%, with various maturities from 9/1/2011 until 12/1/2024	141,421	155,782
8.5%, with various maturities from 7/1/2030 until 9/1/2030	12,313	13,806
9.0%, with various maturities from 12/1/2016 until 4/1/2030	26,327	29,892
Government National Mortgage Association:
4.5%, 4/1/2039 (a)	65,000,000	65,980,076
5.0%, with various maturities from 2/15/2033 until 4/15/2040 (a) (b)	359,598,554	376,885,652
5.5%, with various maturities from 12/15/2028 until 3/20/2040 (a) (b)	503,529,855	536,533,412
6.0%, with various maturities from 11/15/2023 until 7/20/2039 (b)	310,325,883	336,850,846
6.5%, with various maturities from 6/15/2031 until 6/20/2039 (b)	97,465,422	105,593,567
7.0%, with various maturities from 8/15/2010 until 3/20/2039 (b)	59,175,972	64,908,413
7.5%, with various maturities from 8/15/2010 until 1/15/2037	15,843,193	17,336,406
8.0%, 9/15/2014	116	119
9.0%, with various maturities from 9/15/2017 until 7/15/2030	1,593,398	1,792,199
9.5%, with various maturities from 11/15/2010 until 5/15/2025	2,036,389	2,284,774
10.0%, with various maturities from 9/15/2010 until 8/15/2022	1,285,685	1,476,394
10.5%, with various maturities from 9/15/2015 until 12/15/2021	760,709	894,604
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,580,765,654)		1,638,829,661
Collateralized Mortgage Obligations 15.5%
FannieMae Whole Loan:
"IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	3,580,452	531,851
"A", Series 2009-W1, 6.0%, 12/25/2049	23,234,655	25,155,144
Federal Home Loan Mortgage Corp.:
"JF", Series 2704, 0.804%*, 5/15/2023	8,172,393	8,235,571
"FP", Series 2341, 1.154%*, 7/15/2031	1,812,054	1,849,021
"FO", Series 2418, 1.154%*, 2/15/2032	2,416,217	2,471,667
"GF", Series 2412, 1.204%*, 2/15/2032	1,619,175	1,654,756
"FA", Series 2419, 1.254%*, 2/15/2032	1,967,941	2,013,765
"F", Series 2439, 1.254%*, 3/15/2032	2,883,355	2,947,442
"FA", Series 2436, 1.254%*, 3/15/2032	2,595,020	2,652,697
"EF", Series 2470, 1.254%*, 3/15/2032	4,092,502	4,183,463
"57", Series 256, Interest Only, 5.0%, 3/15/2023	4,806,397	575,963
"ZK", Series 3382, 5.0%, 7/15/2037	7,897,075	7,835,444
"PT", Series 3586, IOette, 5.414%**, 2/15/2038	7,068,580	7,144,014
"TZ", Series 2778, 6.0%, 2/15/2034	2,544,743	2,718,649
"SB", Series 2742, Interest Only, 6.746%**, 1/15/2019	4,357,275	608,128
"SB", Series 2788, Interest Only, 6.846%**, 10/15/2022	1,442,417	117,700
Federal Home Loan Mortgage Corp./Government National Mortgage Association, "SC", Series 23, Interest Only, 9.238%**, 11/25/2023	1,951,263	397,335
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	1,299	1,225
"OF", Series 2001-60, 1.213%*, 10/25/2031	1,042,651	1,067,972
"OF", Series 2001-70, 1.213%*, 10/25/2031	521,326	532,462
"FB", Series 2002-30, 1.263%*, 8/25/2031	2,764,914	2,832,090
"PF", Series 2001-69, 1.263%*, 12/25/2031	1,713,889	1,757,679
"FJ", Series 2002-52, 1.263%*, 9/25/2032	1,998,789	2,045,066
"FB", Series 2002-84, 1.263%*, 12/25/2032	4,132,591	4,221,576
"25", Series 351, Interest Only, 4.5%, 5/1/2019	5,007,567	526,121
"Z", Series 2004-45, 4.5%, 6/25/2034	4,304,558	4,008,396
"ZA", Series 2008-29, 4.5%, 4/25/2038	2,196,185	2,003,830
"20", Series 334, Interest Only, 5.0%, 3/1/2018	4,448,038	519,352
"21", Series 334, Interest Only, 5.0%, 3/1/2018	5,855,320	652,974
''23", Series 339, Interest Only, 5.0%, 7/1/2018	4,215,098	470,028
"PZ", Series 2007-47, 5.0%, 5/25/2037	5,656,430	5,606,193
"ZA", Series 2008-24, 5.0%, 4/25/2038	13,869,316	13,410,872
"ZX", Series 2010-13, 5.0%, 3/25/2040	11,091,858	11,151,379
"SD", Series 2008-45, Interest Only, 6.238%**, 6/25/2023	12,702,864	985,683
"AN", Series 2007-108, 8.773%*, 11/25/2037	13,437,085	15,501,107
Government National Mortgage Association:
"PO", Series 1999-40, Principal Only, Zero Coupon, 11/16/2029	1,301,330	1,159,063
"FG", Series 2002-76, 0.656%*, 10/16/2029	1,458,557	1,467,733
"FP", Series 2003-67, 1.156%*, 8/20/2033	5,621,875	5,707,120
"FI", Series 2009-H01, Interest Only, 1.785%**, 11/20/2059	50,310,434	3,546,886
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	7,007,111	765,576
"VB", Series 2010-26, 5.0%, 1/20/2024	2,114,467	2,211,812
"KE", Series 2004-19, 5.0%, 3/16/2034	4,500,000	4,647,217
"ZB", Series 2004-31, 5.0%, 4/20/2034	7,554,499	7,573,288
"PH", Series 2004-80, 5.0%, 7/20/2034	8,002,000	8,442,634
"CK", Series 2008-65, 5.0%, 7/20/2034	3,000,000	3,099,062
"Z", Series 2004-61, 5.0%, 8/16/2034	1,658,458	1,615,881
"LE", Series 2004-87, 5.0%, 10/20/2034	7,241,000	7,414,561
"ZB", Series 2005-15, 5.0%, 2/16/2035	11,646,680	11,505,994
"Z", Series 2005-25, 5.0%, 3/16/2035	2,577,412	2,554,718
"ZA", Series 2006-47, 5.0%, 8/16/2036	6,397,198	6,603,315
"CK", Series 2007-31, 5.0%, 5/16/2037	7,412,000	7,739,716
"ZN", Series 2009-64, 5.0%, 7/20/2039	14,337,065	14,272,178
"EY", Series 2010-46, 5.0%, 4/20/2040	30,000,000	31,115,625
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	973,684	18,232
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	3,539,920	411,420
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	3,299,725	395,948
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	9,996,212	1,179,820
"PC", Series 2003-19, 5.5%, 3/16/2033	8,045,000	8,724,272
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	2,797,202	639,855
"PC", Series 2007-2, 5.5%, 6/20/2035	10,000,000	10,770,615
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	5,327,789
"SA", Series 2008-58, Interest Only, 5.924%**, 7/20/2038	165,146	13,911
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,835,661	3,049,056
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	818,998	161,446
"CT", Series 2009-42, 6.0%, 8/16/2035	9,827,972	10,598,132
"PS", Series 2008-40, Interest Only, 6.244%**, 5/16/2038	3,074,446	364,134
"SJ", Series 2004-22, Interest Only, 6.344%**, 4/20/2034	6,947,531	196,814
"PS", Series 2003-55, Interest Only, 6.444%**, 6/20/2033	5,303,319	640,969
"SA", Series 2006-47, Interest Only, 6.544%**, 8/16/2036	1,411,004	143,575
"LS", Series 2003-74, Interest Only, 6.894%**, 12/20/2030	1,287,181	49,203
"SM", Series 2003-60, Interest Only, 7.494%**, 1/16/2033	18,349,673	1,862,725
"SA", Series 1999-30, Interest Only, 7.744%**, 4/16/2029	5,701,106	446,368
"S", Series 2000-14, Interest Only, 8.094%**, 2/16/2030	3,137,312	562,509
Total Collateralized Mortgage Obligations (Cost $290,382,326)		305,385,787
Government & Agency Obligations 10.8%
Other Government Related (c) 2.2%
Citibank NA, FDIC Guaranteed, 0.279%*, 5/7/2012	14,300,000	14,305,806
Citigroup Funding, Inc., FDIC Guaranteed, 1.875%, 10/22/2012	5,000,000	5,053,450
GMAC, Inc., FDIC Guaranteed, 1.75%, 10/30/2012	6,200,000	6,252,582
JPMorgan Chase & Co.:
FDIC Guaranteed, 0.487%*, 6/15/2012	5,853,000	5,879,801
Series 3, FDIC Guaranteed, 0.535%*, 12/26/2012	5,097,000	5,128,703
Western Corporate Federal Credit Union, 1.75%, 11/2/2012	7,800,000	7,857,549
		44,477,891
US Government Sponsored Agencies 3.2%
Federal Farm Credit Bank, 1.75%, 2/21/2013 (d)	7,500,000	7,519,118
Federal Home Loan Bank:
1.875%, 6/20/2012 (e)	11,975,000	12,140,051
7.2%*, 3/18/2024	4,710,000	4,592,250
7.5%*, 11/12/2024	6,500,000	6,435,000
Federal Home Loan Mortgage Corp., 1.375%, 1/9/2013 (b)	4,752,000	4,728,121
Federal National Mortgage Association:
5.0%, 5/20/2024 (b)	10,000,000	10,008,890
8.45%*, 2/27/2023 (b) (d)	18,000,000	18,018,000
		63,441,430
US Treasury Obligations 5.4%
US Treasury Bills:, 0.22%***, 9/16/2010 (f)	18,517,000	18,503,575
US Treasury Notes:
1.0%, 3/31/2012 (b)	70,000,000	70,095,900
4.875%, 4/30/2011 (b)	17,000,000	17,741,098
		106,340,573
Total Government & Agency Obligations (Cost $214,557,874)		214,259,894
	Contracts	Value ($)

Call Options Purchased 0.2%
10 Year US Treasury Note Future, Expiration Date 5/21/2010, Strike Price $118.0	1,340	816,563
10 Year US Treasury Note Future, Expiration Date 5/21/2010, Strike Price $116.0	1,340	2,742,812
Total Call Options Purchased (Cost $2,268,240)		3,559,375
	Shares	Value ($)

Securities Lending Collateral 14.2%
Daily Assets Fund Institutional, 0.25% (g) (h) (Cost $280,568,555)	280,568,555	280,568,555
Cash Equivalents 4.2%
Central Cash Management Fund, 0.21% (g) (Cost $82,268,651)	82,268,651	82,268,651
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,450,811,300)+	127.9	2,524,871,923
Other Assets and Liabilities, Net	(27.9)	(550,268,687)
Net Assets	100.0	1,974,603,236
* These securities are shown at their current rate as of April 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
** These securities are shown at their current rate as of April 30, 2010.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,451,550,489. At April 30, 2010, net unrealized appreciation for all securities based on tax cost was $73,321,434. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $75,745,434 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,424,000.
(a) When-issued or delayed delivery securities included.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2010 amounted to $274,007,197, which is 13.9% of net assets.
(c) Government-backed debt issued by financial companies or government sponsored enterprises.
(d) At April 30, 2010, this security has been pledged, in whole or in part, as collateral for open swap contracts.
(e) At April 30, 2010, this security has been pledged, in whole or in part, as collateral for open written options.
(f) At April 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2010, open futures contracts purchased were as follows:

	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2010	146	16,925,537	(36,464)
10 Year US Treasury Note	USD	6/21/2010	3,234	381,308,813	5,076,441
2 Year US Treasury Note	USD	6/30/2010	182	39,599,219	132,605
5 Year US Treasury Note	USD	6/30/2010	1,911	221,407,266	2,943,045
United Kingdom Long Gilt Bond	GBP	6/28/2010	38	6,740,976	78,348
Total net unrealized appreciation					8,193,975

At April 30, 2010, open futures contracts sold were as follows:

	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2010	466	44,028,799	525,112
10 Year Interest Rate Swap	USD	6/14/2010	42	4,297,125	(49,092)
10 Year Japanese Government Bond	JPY	6/10/2010	65	96,654,069	(927,552)
2 Year US Treasury Note	USD	6/30/2010	713	155,133,204	(171,723)
90 Day Eurodollar	USD	6/14/2010	200	49,765,000	(259,473)
90 Day Eurodollar	USD	9/13/2010	200	49,695,000	(381,973)
90 Day Eurodollar	USD	12/13/2010	200	49,587,500	(479,472)
90 Day Eurodollar	USD	3/14/2011	200	49,450,000	(531,973)
90 Day Eurodollar	USD	6/13/2011	200	49,295,000	(559,473)
90 Day Eurodollar	USD	9/19/2011	200	49,137,500	(561,160)
Federal Republic of Germany Euro-Bund	EUR	6/8/2010	268	44,550,043	(622,393)
Federal Republic of Germany Euro-Schatz	EUR	6/8/2010	2,127	309,225,389	(1,746,040)
Total net unrealized depreciation					(5,765,212)

At April 30, 2010, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
9/15/2010 9/15/2014	97,200,000[1]	Fixed — 3.15%	Floating — LIBOR	(2,236,672)	183,600	(2,420,272)
4/20/2009 4/20/2024	11,000,000[1]	Floating — LIBOR	Fixed — 7.5%	(345,196)	—	(345,196)
5/15/2009 5/15/2024	11,000,000[1]	Floating — LIBOR	Fixed — 7.5%	(43,514)	—	(43,514)
Total unrealized depreciation						(2,808,982)

At April 30, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
12/14/2009 6/1/2012	89,300,000[2]	0.425%	Global Interest Rate Strategy Index	(1,708,876)	—	(1,708,876)
Counterparties: [1] Morgan Stanley [2] Citigroup, Inc.

At April 30, 2010, open written option contracts were as follows:

Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($) (i)
Call Options 10 Year US Treasury Note Future	—	2,680	5/21/2010	117.0	3,308,125
30-Year GNSF	5.0	25,000,000	5/13/2010	104.4	62,500
30-Year GNSF	5.0	25,000,000	5/13/2010	104.3	50,029
30-Year GNSF	5.0	25,000,000	5/13/2010	103.0	269,531
30-Year GNSF	5.0	25,000,000	5/13/2010	103.1	304,290
30-Year GNSF	5.5	25,000,000	5/13/2010	106.2	70,312
30-Year GNSF	5.5	25,000,000	5/13/2010	106.2	35,242
30-Year GNSF	5.5	25,000,000	5/13/2010	105.2	234,375
Total Call Options (Premiums received $1,650,237)					4,334,404
Put Options 30-Year GNSF	4.5	25,000,000	5/13/2010	100.0	11,719
30-Year GNSF	4.5	25,000,000	5/13/2010	100.1	22,332
30-Year GNSF	5.0	25,000,000	5/13/2010	102.8	7,813
30-Year GNSF	5.0	25,000,000	5/13/2010	102.0	781
30-Year GNSF	5.0	25,000,000	5/13/2010	102.1	200
30-Year GNSF	5.0	50,000,000	6/14/2010	103.0	156,250
30-Year GNSF	5.0	50,000,000	6/14/2010	102.8	125,000
30-Year GNSF	5.5	50,000,000	5/13/2010	104.9	15,625
30-Year GNSF	5.5	25,000,000	5/13/2010	104.2	7,813
30-Year GNSF	5.5	25,000,000	6/14/2010	104.8	46,875
30-Year GNSF	5.5	25,000,000	6/14/2010	104.9	17,359
Total Put Options (Premiums received $1,913,086)					411,767
Total Written Options (Total premiums received $3,563,323)					4,746,171
(i) Unrealized depreciation at April 30, 2010, was $1,182,848.

GNSF: Government National Single Family

LIBOR: London InterBank Offered Rate

As of April 30, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CHF	16,370,000	USD	15,462,506	5/20/2010	261,789	Bank of New York Mellon Corp.
EUR	84,387,000	USD	114,351,980	5/20/2010	2,103,144	UBS AG
GBP	13,891,000	USD	21,480,765	5/20/2010	218,520	HSBC Bank USA
JPY	5,023,998,000	USD	53,800,785	5/20/2010	489,599	Bank of New York Mellon Corp.
USD	78,891,978	AUD	84,947,000	5/20/2010	12,741	Royal Bank of Scotland PLC
USD	19,480,152	NZD	27,389,000	5/20/2010	545,196	The Goldman Sachs & Co.
Total unrealized appreciation					3,630,989
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	15,368,373	NOK	90,325,000	5/20/2010	(76,124)	UBS AG
USD	25,814,628	SEK	184,548,000	5/20/2010	(317,867)	UBS AG
Total unrealized depreciation					(393,991)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts, options contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Mortgage-Backed Securities Pass-Throughs	$ —	$ 1,638,829,661	$ —	$ 1,638,829,661
Collateralized Mortgage Obligations	—	301,838,901	3,546,886	305,385,787
Government & Agency Obligations	—	191,164,069	4,592,250	195,756,319
Short-Term Investments (j)	362,837,206	18,503,575	—	381,340,781
Derivatives (k)	5,988,138	3,630,989	—	9,619,127
Total	$ 368,825,344	$ 2,153,967,195	$ 8,139,136	$ 2,530,931,675
Liabilities
Derivatives (k)	$ (3,308,125)	$ (4,911,849)	$ (1,438,046)	$ (9,658,020)
Total	$ (3,308,125)	$ (4,911,849)	$ (1,438,046)	$ (9,658,020)
(j) See Investment Portfolio for additional detailed categorizations.
(k) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts and options written, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Mortgage- Backed Securities Pass-Throughs	Collateralized Mortgage Obligations	Government & Agency Obligations	Total	Written Options
Balance as of October 31, 2009	$ 31,381,324	$ —	$ 10,865,463	$ 42,246,787	$ (2,940,699)
Net realized gain (loss)	1,691,360	—	—	1,691,360	3,048,828
Change in unrealized appreciation (depreciation)	(194,068)	327,338	194,287	327,557	934,293
Amortization premium/discount	—	(162,978)	—	(162,978)	—
Net purchases (sales)	(32,878,616)	3,382,526	—	(29,496,090)	(2,480,468)
Net transfers in (out) of Level 3	—	—	(6,467,500)	(6,467,500)	—
Balance as of April 30, 2010	$ —	$ 3,546,886	$ 4,592,250	$ 8,139,136	$ (1,438,046)
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2010	$ —	$ 327,338	$ 194,287	$ 521,625	$ 1,043,250

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,087,974,094) — including $274,007,197 of securities loaned	$ 2,162,034,717
Investment in Daily Assets Fund Institutional (cost $280,568,555)*	280,568,555
Investment in Central Cash Management Fund (cost $82,268,651)	82,268,651
Total investments, at value (cost $2,450,811,300)	2,524,871,923
Cash	716,899
Foreign currency, at value (cost $2,871,599)	2,862,713
Receivable for investments sold	181,498
Receivable for investments sold — when-issued securities	86,358,732
Receivable for Fund shares sold	695,525
Interest receivable	9,417,209
Receivable for variation margin on open futures contracts	1,714,067
Unrealized appreciation on forward foreign currency exchange contracts	3,630,989
Other assets	109,856
Total assets	2,630,559,411
Liabilities
Payable upon return of securities loaned	280,568,555
Payable for investments purchased	53,593,488
Payable for investments purchased — when-issued securities	307,909,431
Payable for Fund shares redeemed	1,358,640
Options written, at value (premiums received $3,563,323)	4,746,171
Unrealized depreciation on forward foreign currency exchange contracts	393,991
Unrealized depreciation on swap contracts	4,517,858
Accrued management fee	560,009
Other accrued expenses and payables	2,308,032
Total liabilities	655,956,175
Net assets, at value	$ 1,974,603,236
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	35,216,166
Net unrealized appreciation (depreciation) on: Investments	74,060,623
Futures	2,428,763
Written options	(1,182,848)
Foreign currency	3,225,145
Swap contracts	(4,517,858)
Accumulated net realized gain (loss)	(95,345,838)
Paid-in capital	1,960,719,083
Net assets, at value	$ 1,974,603,236
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,809,421,697 ÷ 205,433,564 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.81
Maximum offering price per share (100 ÷ 97.25 of $8.81)	$ 9.06

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,471,757 ÷ 1,189,403 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.80

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($68,607,413 ÷ 7,774,878 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.82
Class S Net Asset Value, offering and redemption price per share ($85,500,357 ÷ 9,705,051 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.81

Institutional Class

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($602,012 ÷ 68,406 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2010 (Unaudited)
Investment Income
Income: Interest	$ 40,912,560
Income distributions — Central Cash Management Fund	79,575
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	52,837
Total Income	41,044,972
Expenses: Management fee	3,175,736
Administration fee	984,440
Distribution and service fees	2,375,671
Services to shareholders	1,226,760
Custodian fee	56,345
Professional fees	58,410
Trustees' fees and expenses	29,117
Reports to shareholders	76,315
Registration fees	22,645
Other	91,844
Total expenses before expense reductions	8,097,283
Expense reductions	(8,199)
Total expenses after expense reductions	8,089,084
Net investment income	32,955,888
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,998,504
Futures	12,109,357
Written options	5,391,406
Foreign currency	9,615,630
Swap contracts	965,979
36,080,876
Change in net unrealized appreciation (depreciation) on: Investments	(4,096,895)
Futures	(181,823)
Written options	(1,296,225)
Foreign currency	1,529,681
Swap contracts	(2,610,079)
(6,655,341)
Net gain (loss)	29,425,535
Net increase (decrease) in net assets resulting from operations	$ 62,381,423

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Operations: Net investment income	$ 32,955,888	$ 79,572,812
Net realized gain (loss)	36,080,876	34,656,857
Change in net unrealized appreciation (depreciation)	(6,655,341)	139,191,626
Net increase (decrease) in net assets resulting from operations	62,381,423	253,421,295
Distributions to shareholders from: Net investment income: Class A	(38,471,256)	(78,595,654)
Class B	(204,061)	(629,473)
Class C	(1,126,934)	(2,052,583)
Class S	(1,838,962)	(3,670,858)
Institutional Class	(11,204)	(20,156)
Net realized gains: Class A	(16,276,388)	—
Class B	(122,616)	—
Class C	(561,281)	—
Class S	(743,232)	—
Institutional Class	(4,400)	—
Total distributions	(59,360,334)	(84,968,724)
Fund share transactions: Proceeds from shares sold	65,627,758	139,963,880
Reinvestment of distributions	46,200,941	63,202,372
Cost of shares redeemed	(148,966,881)	(309,802,460)
Redemption fees	—	20,012
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	(37,138,182)	(106,616,196)
Increase (decrease) in net assets	(34,117,093)	61,836,375
Net assets at beginning of period	2,008,720,329	1,946,883,954
Net assets at end of period (including undistributed net investment income of $35,216,166 and $43,912,695, respectively)	$ 1,974,603,236	$ 2,008,720,329

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.79	$ 8.08	$ 8.36	$ 8.39	$ 8.41	$ 8.66
Income from investment operations: Net investment income[b]	.15	.34	.39	.39	.36	.32
Net realized and unrealized gain (loss)	.14	.73	(.25)	(.00)***	.02	(.21)
Total from investment operations	.29	1.07	.14	.39	.38	.11
Less distributions from: Net investment income	(.19)	(.36)	(.39)	(.42)	(.40)	(.36)
Net realized gains	(.08)	—	—	—	—	—
Return of capital	—	—	(.03)	—	—	—
Total distributions	(.27)	(.36)	(.42)	(.42)	(.40)	(.36)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.81	$ 8.79	$ 8.08	$ 8.36	$ 8.39	$ 8.41
Total Return (%)[c]	3.16**	13.67	1.60[d]	4.78[d]	4.59	1.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,809	1,847	1,794	1,982	2,196	2,532
Ratio of expenses before expense reductions (%)	.80*	.81	.83	.82	.85	.81
Ratio of expenses after expense reductions (%)	.80*	.81	.83	.82	.85	.81
Ratio of net investment income (%)	3.37*	4.00	4.63	4.63	4.33	3.76
Portfolio turnover rate (%)	105**	207	186	336	305	312
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.79	$ 8.07	$ 8.35	$ 8.38	$ 8.39	$ 8.64
Income from investment operations: Net investment income[b]	.11	.27	.31	.31	.28	.24
Net realized and unrealized gain (loss)	.13	.74	(.25)	(.00)***	.03	(.22)
Total from investment operations	.24	1.01	.06	.31	.31	.02
Less distributions from: Net investment income	(.15)	(.29)	(.31)	(.34)	(.32)	(.27)
Net realized gains	(.08)	—	—	—	—	—
Return of capital	—	—	(.03)	—	—	—
Total distributions	(.23)	(.29)	(.34)	(.34)	(.32)	(.27)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.80	$ 8.79	$ 8.07	$ 8.35	$ 8.38	$ 8.39
Total Return (%)[c]	2.82d**	12.52[d]	.79[d]	3.80[d]	3.76[d]	.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	15	23	36	57	82
Ratio of expenses before expense reductions (%)	1.83*	1.77	1.76	1.72	1.83	1.72
Ratio of expenses after expense reductions (%)	1.70*	1.69	1.74	1.71	1.75	1.72
Ratio of net investment income (%)	2.47*	3.12	3.72	3.74	3.43	2.85
Portfolio turnover rate (%)	105**	207	186	336	305	312
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.81	$ 8.09	$ 8.37	$ 8.41	$ 8.42	$ 8.67
Income from investment operations: Net investment income[b]	.11	.27	.32	.32	.29	.25
Net realized and unrealized gain (loss)	.13	.75	(.25)	(.00)***	.03	(.22)
Total from investment operations	.24	1.02	.07	.32	.32	.03
Less distributions from: Net investment income	(.15)	(.30)	(.32)	(.36)	(.33)	(.28)
Net realized gains	(.08)	—	—	—	—	—
Return of capital	—	—	(.03)	—	—	—
Total distributions	(.23)	(.30)	(.35)	(.36)	(.33)	(.28)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.82	$ 8.81	$ 8.09	$ 8.37	$ 8.41	$ 8.42
Total Return (%)[c]	2.75**	12.76	.78[d]	3.85[d]	3.88	.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	63	51	39	41	54
Ratio of expenses before expense reductions (%)	1.57*	1.59	1.63	1.64	1.61	1.63
Ratio of expenses after expense reductions (%)	1.57*	1.59	1.62	1.63	1.61	1.63
Ratio of net investment income (%)	2.60*	3.22	3.84	3.82	3.57	2.94
Portfolio turnover rate (%)	105**	207	186	336	305	312
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 8.08	$ 8.36	$ 8.39	$ 8.41	$ 8.53
Income from investment operations: Net investment income[c]	.15	.36	.41	.40	.37	.09
Net realized and unrealized gain (loss)	.13	.74	(.26)	(.00)***	.02	(.12)
Total from investment operations	.28	1.10	.15	.40	.39	(.03)
Less distributions from: Net investment income	(.19)	(.38)	(.40)	(.43)	(.41)	(.09)
Net realized gains	(.08)	—	—	—	—	—
Return of capital	—	—	(.03)	—	—	—
Total distributions	(.27)	(.38)	(.43)	(.43)	(.41)	(.09)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.81	$ 8.80	$ 8.08	$ 8.36	$ 8.39	$ 8.41
Total Return (%)	3.25**	13.87	1.78[d]	4.83[d]	4.92[d]	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	84	79	80	91	124
Ratio of expenses before expense reductions (%)	.63*	.64	.65	.66	.73	.59*
Ratio of expenses after expense reductions (%)	.63*	.64	.64	.65	.69	.59*
Ratio of net investment income (%)	3.54*	4.17	4.82	4.79	4.49	4.09*
Portfolio turnover rate (%)	105**	207	186	336	305	312
[a] For the six months ended April 30, 2010 (Unaudited).
[b] For the period August 1, 2005 (commencement of operations for Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.79	$ 8.07	$ 8.35	$ 8.39	$ 8.39	$ 8.64
Income from investment operations: Net investment income[b]	.16	.36	.41	.40	.39	.33
Net realized and unrealized gain (loss)	.13	.74	(.26)	(.00)***	.02	(.21)
Total from investment operations	.29	1.10	.15	.40	.41	.12
Less distributions from: Net investment income	(.20)	(.38)	(.40)	(.44)	(.41)	(.37)
Net realized gains	(.08)	—	—	—	—	—
Return of capital	—	—	(.03)	—	—	—
Total distributions	(.28)	(.38)	(.43)	(.44)	(.41)	(.37)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.80	$ 8.79	$ 8.07	$ 8.35	$ 8.39	$ 8.39
Total Return (%)	3.28**	13.90	1.75[c]	4.94[c]	5.00	1.37[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.60	.49	.37	.19	.11	.23
Ratio of expenses before expense reductions (%)	.55*	.57	.65	.81	.50	1.52
Ratio of expenses after expense reductions (%)	.55*	.57	.65	.67	.50	.70
Ratio of net investment income (%)	3.62*	4.24	4.81	4.78	4.68	3.87
Portfolio turnover rate (%)	105**	207	186	336	305	312
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Strategic Government Securities Fund (the ``Fund''), is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The Fund enters into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from approximately $109,200,000 to $125,800,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. The Fund enters into total return swap transactions to gain exposure to different parts of the yield curve while managing overall duration. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open total return swap contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in total return swap contracts with a total notional amount of $89,300,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into options on interest rate swaps and futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund enters into options on GNMA TBAs to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of April 30, 2010 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in written options contracts with a total value generally indicative of a range from approximately $2,960,000 to $4,746,000 and purchased option contracts with a total value generally indicative of a range from approximately $257,000 and $3,559,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $1,616,800,000 to $1,754,593,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in forward foreign currency exchange contracts with a total value generally indicative of a range from approximately $245,639,000 to $344,651,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 3,559,375	$ —	$ 2,428,763	$ 5,988,138
Foreign Exchange Contracts (b)	—	3,630,989	—	3,630,989
	$ 3,559,375	$ 3,630,989	$ 2,428,763	$ 9,619,127

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on futures, respectively. Asset of receivable for variation margin on open futures contracts reflects unsettled variation margins.
(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (4,746,171)	$ —	$ (4,517,858)	$ (9,264,029)
Foreign Exchange Contracts (b)	—	(393,991)	—	(393,991)
	$ (4,746,171)	$ (393,991)	$ (4,517,858)	$ (9,658,020)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on written options and swap contracts, respectively
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (423,706)	$ 5,391,406	$ —	$ 965,979	$ 12,109,357	$ 18,043,036
Foreign Exchange Contracts (b)	—	—	10,014,458	—	—	10,014,458
	$ (423,706)	$ 5,391,406	$ 10,014,458	$ 965,979	$ 12,109,357	$ 28,057,494

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap and futures contracts, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 1,332,050	$ (1,296,225)	$ —	$ (2,610,079)	$ (181,823)	$ (2,756,077)
Foreign Exchange Contracts (b)	—	—	1,517,119	—	—	1,517,119
	$ 1,332,050	$ (1,296,225)	$ 1,517,119	$ (2,610,079)	$ (181,823)	$ (1,238,958)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap and futures contracts, respectively
(b) Change in net unrealized appreciation on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $113,244,000, including $954,000 inherited from its merger with an affiliated fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized October 31, 2011 ($31,950,000), October 31, 2012 ($8,994,000), October 31, 2013 ($21,430,000), October 31, 2014 ($32,163,000), October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (loss) as ordinary income, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $2,264,393,555 and $2,085,347,813, respectively. Purchases and sales of US Treasury obligations aggregated $104,706,552 and $50,804,120, respectively.

For the six months ended April 30, 2010, transactions for written options on futures contracts and securities were as follows:

	Contract Amount/Number of Contracts	Premium
Outstanding, beginning of period	475,000,210	$ 3,072,976
Options written	1,300,005,800	9,288,725
Options closed	(200,001,550)	(1,766,356)
Options exercised	(450,000,000)	(4,464,639)
Options expired	(600,001,780)	(2,567,383)
Outstanding, end of period	525,002,680	$ 3,563,323

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the "QS Group"), including members of the Fund's portfolio management team, out of the Advisor into a separate investment advisory firm named QS Investors, LLC ("QS Investors") that will be unaffiliated with the Advisor (the "Separation"). The Separation is expected to be completed during the third quarter of 2010. In order for the Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the Fund's Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities, the terms of the Separation and Sub-Advisory Agreement, the Fund's Board approved the Sub-Advisory Agreement. This action was taken pursuant to an order the Fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the Fund's Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the Fund's assets without the need for a shareholder meeting or vote. The Sub-Advisory Agreement will become effective upon the effective date of the Separation. As a subadvisor to the Fund, QS Investors will manage the portion of assets allocated to the Fund's iGAP strategy. Pursuant to the Sub-Advisory Agreement, QS Investors is paid for its services by the Advisor from its fees as investment advisor to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the six months ended April 30, 2010, the management fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.32% of the Fund's average daily net assets.

For the period from November 1, 2009 through January 31, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.70%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2010, the Administration Fee was $984,440, of which $161,718 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended April 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2010
Class A	$ 857,479	$ —	$ 665,299
Class B	21,916	8,050	13,866
Class C	28,092	—	20,965
Class S	48,503	—	38,368
Institutional Class	180	—	151
	$ 956,170	$ 8,050	$ 738,649

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2010
Class B	$ 46,197	$ 7,586
Class C	242,177	41,897
	$ 288,374	$ 49,483

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2010	Annualized Effective Rate
Class A	$ 1,992,992	$ 1,092,399.22%
Class B	14,748	10,397.24%
Class C	79,557	41,950.25%
	$ 2,087,297	$ 1,144,746

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2010 aggregated $5,193.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2010, the CDSC for Class B and C shares aggregated $25,204 and $3,680, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2010, DIDI received $1,735 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,295, of which $8,806 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2010, the Fund's custodian fee was reduced by $149 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,983,984	$ 43,758,134	12,162,402	$ 103,316,250
Class B	89,480	783,017	493,121	4,174,663
Class C	1,582,903	13,890,303	2,704,567	22,966,461
Class S	797,052	6,979,849	1,108,493	9,413,156
Institutional Class	24,737	216,455	11,002	93,350
		$ 65,627,758		$ 139,963,880
Shares issued in reinvestment of dividends
Class A	4,913,787	$ 42,981,937	6,940,406	$ 58,987,011
Class B	31,402	274,720	61,734	522,718
Class C	120,139	1,053,254	146,449	1,247,649
Class S	214,416	1,875,493	285,062	2,424,838
Institutional Class	1,778	15,537	2,369	20,156
		$ 46,200,941		$ 63,202,372
Shares redeemed
Class A	(14,541,951)	$ (127,232,530)	(31,052,390)	$ (264,133,279)
Class B	(582,087)	(5,090,019)	(1,723,722)	(14,638,968)
Class C	(1,072,984)	(9,407,722)	(2,011,664)	(17,151,125)
Class S	(812,429)	(7,114,230)	(1,624,509)	(13,847,471)
Institutional Class	(14,035)	(122,380)	(3,616)	(31,617)
		$ (148,966,881)		$ (309,802,460)
Redemption fees		$ —		$ 20,012
Net increase (decrease)
Class A	(4,644,180)	$ (40,492,459)	(11,949,582)	$ (101,814,546)
Class B	(461,205)	(4,032,282)	(1,168,867)	(9,940,412)
Class C	630,058	5,535,835	839,352	7,063,945
Class S	199,039	1,741,112	(230,954)	(2,007,072)
Institutional Class	12,480	109,612	9,755	81,889
		$ (37,138,182)		$ (106,616,196)

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Government Securities Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010